Offerings - Offering: 1	Aug. 27, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 44,320,972.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 6,120.73
Offering Note	Calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the net asset value of the Fund as of June 30, 2026. The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 from October 1, 2025 to September 30, 2026, equals $138.10 per $1,000,000 of the Transaction Valuation of 15% of the net asset value at June 30, 2026.